UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

ALDEYRA THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320
Lexington, MA 02421
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
As reported under Item 8.01 of this Current Report on Form 8-K, on June 15, 2023, Aldeyra Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing top-line results from the Phase 3 INVIGORATE-2 Clinical Trial of 0.25% reproxalap ophthalmic solution (“reproxalap”) in patients with allergic conjunctivitis. The Company is holding a conference call regarding the announcement on June 15, 2023. A copy of the supplemental presentation which will be referenced during the conference call and posted on the Company’s website is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.
The Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated June 15, 2023

99.2	Aldeyra Therapeutics, Inc. Press Release dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady
Name: Todd C. Brady, M.D., Ph.D.
Title: Chief Executive Officer

Dated June 15, 2023